MATINAS BIOPHARMA

Corporate Presentation

ICR CONFERENCE 2021

(NYSE AMER: MTNB)



Forward-Looking Statement

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including those relating to the Company’s product development, clinical and regulatory timelines, market opportunity, cash flow and other statements that are predictive in nature, that depend upon or refer to future events or conditions. All statements other than statements of historical fact are statements that could be forward-looking statements. Forward-looking statements include words such as “expects,” “anticipates,” “intends,” “plans,“ “could,” “believes,” “estimates” and similar expressions. These statements involve known and unknown risks, uncertainties and other factors which may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, our ability to obtain additional capital to meet our liquidity needs on acceptable terms, or at all, including the additional capital which will be necessary to complete the clinical trials of our product candidates; our ability to successfully complete research and further development and commercialization of our product candidates; the uncertainties inherent in clinical testing; the timing, cost and uncertainty of obtaining regulatory approvals; our ability to protect the Company's intellectual property; the loss of any executive officers or key personnel or consultants; competition; changes in the regulatory landscape or the imposition of regulations that affect the Company's products; and the other factors listed under “Risk Factors” in our filings with the SEC, including Forms 10-K, 10-Q and 8-K. Investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this release. Except as may be required by law, the Company does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Matinas BioPharma’s product candidates are all in a development stage and are not available for sale or use.

Company Highlights



LYPDISO™ (MAT9001)
Next Generation
Rx Omega-3

- Initial indication in severe hypertriglyceridemia with potential expansion into multi-billion-dollar cardiovascular risk reduction market
- Clear differentiation from currently approved prescription omega-3 products, supported by strong barriers to entry
- **Q1 2021**: Key additional head-to-head topline data from Phase 2 ENHANCE-IT study vs. Amarin's Vascepa®
- **H2 2021**: Commence Phase 3 'AMPLIFY' study in severe hypertriglyceridemia (SHTG)



LNC PLATFORM
Lipid NanoCrystal Delivery
Technology

- Platform technology enabling a paradigm-shift in drug delivery pharmacokinetics: well-tolerated, targeted, intracellular delivery
- **Mid-2021**: Cohort 2 update for MAT2203 (oral amphotericin B) in the EnACT study in cryptococcal meningitis. Currently enrolling Cohort 2
- Recent $3.75M funding from Cystic Fibrosis Foundation for MAT2501 (oral amikacin) accelerates development of second LNC drug candidate
- Collaborations with NIH (oral formulation of Gilead's remdesivir), Genentech, ViiV Healthcare and others exploring LNC formulations of innovative compounds



LYPDISO™ (MAT9001)
Overview

LYPDISO™ Targets a Significant Market Opportunity

US Adult Prevalence, Calculated*, 2020

Hypertriglyceridemia 62,750,000

Borderline High (HTG)	High (HTG)	Severe (SHTG)
150–199 mg/dL	200–499 mg/dL	≥500 mg/dL
27,610,000 (44%)	31,375,000 (50%)	3,765,000 (6%)

FUTURE TARGET POPULATIONS

INITIAL TARGET FOR LYPDISO

- SHTG patients have low rates of pharmacologic intervention
- Primary treatment goal is reduction of triglycerides
- LYPDISO™ has been demonstrated to be the most potent TG-lowering omega-3 Rx
- Potential multibillion-dollar market opportunity
- LYPDISO™ has an opportunity to become the "best-in-class" product serving these populations

*Assuming 250M US adult population
Sources: DRG Dyslipidemia Disease Landscape & Forecast (2019)
Trends in Elevated Triglyceride in Adults: United States, 2001–2012, NCHS Data Brief No. 198, May 2015
Dean G. Karalis; Adv Ther (2017) 34:300–323

MATINAS BIOPHARMA

The LYPDISO™ Difference



OMEGA-3 BENEFITS

- Prescription Omega-3s offer a rare combination of potency, safety, and affordability
- Substantial benefits for both patients *AND* the US healthcare system
- Potential multi-billion-dollar market in the US (approval of Vascepa to treat patients at CV risk with TGs > 150 mg/dL)
- Well defined pathway to approval

LYPDISO™ BENEFITS

- Specifically designed to optimize treatment of dyslipidemia and severe hypertriglyceridemia
- EPA + DPA drive enhanced lipid lowering potency without raising LDL.
- EPA associated with cardio-protective benefits showing improved outcomes in a large clinical trial
- Potent omega-3 DPA combines superior TG-lowering with unique, synergistic positive impact on PCSK9, Apo-CIII and HMG-coA reductase
- Enhanced bioavailability may lead to higher EPA blood levels – linked to improved outcomes
- Free fatty-acid formulation drives superior absorption with minimal food-effect

MATINAS BIOPHARMA

Formulated to Achieve Best-in-Class Potency


Less Bioavailable
ETHYL ESTHERS
Highly Bioavailable
FREE FATTY ACIDS
LOVAZA *
Vascepa *
Epanova *
LYPDISO™*
EPA
DHA
OTHER
EPA
EPA
DHA
OTHER
EPA
DPA
OTHER
1ST GENERATION
Repurposed Products
2ND GENERATION
For CV Applications

*estimated composition

MATINAS BIOPHARMA

LYPDISO™ Demonstrated Superiority Head-to-Head vs. Vascepa®

TRIGLYCERIDE REDUCTION (MEDIAN % CHANGE FROM BASELINE)



0%
-5%
-10%
-15%
-20%
-25%
-30%
-35%
-33%
-11%

MEDIAN % CHANGES FROM PRE-TREATMENT VALUES FOR LIPIDS



TG
VLDL-C[1]
Non-HDL-C
HDL-C
LDL-C[1,2]
TC
Median Change (%)
0
-5
-10
-15
-20
-25
-30
-35
-33.2
11%
p < 0.001
-32.5
-8.1
p < 0.001
-8.8
-4.6
p = 0.027
-11.3
-11.1
p = 0.337
-2.4
-4.3
p = 0.116
-9
-6.2
p = 0.013

MEDIAN % CHANGES FROM PRE-TREATMENT FOR APOLIPOPROTEINS AND PCSK9



Apo B
Apo AI[2]
Apo CIII
PCSK9[2]
Median Change (%)
15
10
5
0
-5
-10
-15
-20
-25
-30
-3.8
-0.7
p = 0.058
-15.3
-10.2
p = 0.003
-25.5
-5
p = 0.006
-12.3
8.8
p ≤ 0.001
LYPDISO™
Vascepa®

LYPDISO™ showed significant reductions in triglycerides, VLDL, non-HDL-C, total cholesterol, Apo-AI and Apo-CIII, and additional significant reductions in PCSK9.

MATINAS BIOPHARMA

[1] Some values were not calculated because the TG concentration pre- or post-treatment was >400 mg/dL
[2] Response variable was not normally distributed (Shapiro-Wilk p<0.01), analysis was completed using ANCOVA after rank transformation for between treatment comparisons

Substantially Higher EPA Blood Levels vs. Vascepa® On Low Fat Diet


MEAN PLASMA BASELINE-ADJUSTED TOTAL EPA CONCENTRATION ON FINAL DAY OF TREATMENT1
Plasma Baseline-Adjusted Total EPA (µg/mL)
350
300
250
200
150
100
50
0
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24
Time (Hours) from Dose
LYPDISO™
Vascepa®

1: T=0 is drug administration on final day of treatment

MATINAS BIOPHARMA

Omega-3s and Outcome Benefits – A Tale of Two Levels (EPA)?

	REDUCE-IT (Vascepa®)	STRENGTH (Epanova®)
Outcome Benefit(s)	Yes	No
Trial Size	8,179	13,086
% Primary Prevention	30%	50%
% Secondary Prevention	70%	50%
Median Follow-up (years)	4.9	3.3 (on drug)
Median EPA Level	144 (µg/mL)	89 (µg/mL)
EPA	Yes (876 mg/capsule)	Yes (475 mg/capsule)
DHA	No	Yes

Bhatt DL *et al.* ***N Engl J Med*** *2019; 380: 11-22*

Nicholls SJ *et al.* ***JAMA*** *2020 (published on-line)*

Key Takeaways

- REDUCE-IT showed an outcome benefit, while STRENGTH was stopped for futility
- EPA levels were the only biomarker correlated with an outcome benefit in REDUCE-IT
- Notable differences in patient population, study duration, and EPA levels provide insight as we evaluate LYPDISO™ for clinical and commercial success

MATINAS BIOPHARMA

Omega-3s and Outcome Benefits – A Tale of Two Levels (EPA)?

EPA levels in STRENGTH were significantly lower than in REDUCE-IT and likely not high enough to have any therapeutic effect



STRENGTH
Nicholls SJ *et al.*
JAMA *2020 (published on-line)*
Median
89
Baseline
< 51
Lower
1/3
51-112
Middle
1/3
> 112
Upper
1/3
0
50
100
150
200
250
300
Plasma EPA Level (µg/mL)
0
50
100
150
200
250
300
REDUCE-IT
Bhatt DL *et al.*
N Engl J Med *2019; 380: 11-22*
< 117
Lower
1/3
117-191
Middle
1/3
> 191
Upper
1/3
Baseline
144
Median

MATINAS BIOPHARMA



LYPDISO™ (MAT9001)
Clinical Development Plan

MATINAS
BIOPHARMA

The Path to Significant Market Share

REGISTRATION STUDIES

- ✓ 28-day tox study
- ✓ 90-day tox study
- ✓ Phase 1 PK vs Lovaza
  - Single dose comparative bioavailability (n=36)
- ❑ Phase 3 Pivotal in SHTG (TG 500-2000 mg/dL)
  - LYPDISO™ 4g vs placebo in SHTG patients
  - Commencing 2H 2021
  - 12-week study in ~300 patients with TG 500-2000 mg/dL (2:1 randomization)
  - Primary endpoint: % change in TG

MARKET DIFFERENTIATION STUDIES

- ✓ First head-to-head study of LYPDISO™ vs Vascepa® (n=42)
  - Patients with TGs 200-400 mg/dL
  - 14-day crossover design with 28-day washout
  - Very low-fat diet
- ❑ ENHANCE-IT head-to-head study vs Vascepa (n=100)
  - Patients with TGs 150-500 mg/dL
  - 28-day crossover design with 28-day washout
  - Dosed according to Vascepa label = twice-a-day with food (guideline recommended TLC diet)
  - Powered to show 10% absolute difference in TG reduction

MATINAS BIOPHARMA

ENHANCE-IT Study: LYPDISO™ vs Vascepa®

OBJECTIVES

To assess PD effects of LYPDISO™, compared with Vascepa®, on TGs and other lipoprotein lipids, apolipoproteins, hs-CRP, and PCSK9 in men and women with elevated TGs

- Randomized, open-label, active-control crossover design (n=100)
- LYPDISO™ vs. Vascepa®, administered per Vascepa® label at 2g 2x/day with a meal each time; TLC diet
- Fasting TG 150-499 mg/dL (at least 50% with TGs ≥200-499 mg/dL)
- No other lipid-lowering Rx (stable-dose statins allowed)
- Two 28-day treatment periods, ≥ 28-day washout between treatments
- Measurement of PD parameters and omega-3 blood levels

PRIMARY ENDPOINT

- % change from baseline to end-of-treatment in plasma TG

SECONDARY ENDPOINTS

- Total-C, LDL-C, VLDL-C, HDL-C, non-HDL-C, Apo A1, Apo B, Apo C3, PCSK9, hs-CRP
- Omega-3 fatty acids (EPA, DHA, DPA, total) in plasma

EXPLORATORY ENDPOINTS

- Plasma phospholipid levels of omega-3 fatty acids, as a % of total fatty acids
- Erythrocyte membrane levels of omega-3 fatty acids, as a % of total fatty acids (first treatment period)


Screening
Men and women
≥ 18 years
TGs 150-499 mg/dL
n=100
Randomization
> 50% w/TGs
200-499 mg/dL
Blood samples
LYPDISO™
Treatment
(28 days)
Vascepa
Blood samples
Washout
>28 days
Blood samples
Vascepa
Treatment
(28 days)
LYPDISO™
Blood samples

Primary Endpoint: % Change from baseline in plasma TG

MATINAS BIOPHARMA

Matinas and FDA Aligned on LYPDISO™ Phase 3 Program



Key Takeaways from End-of-Phase 2 Meeting

- Matinas and FDA aligned on all key aspects of Company's Phase 3 development program
- Preclinical tox program and comparative bioavailability study provided acceptable bridge to Lovaza® under 505(b)(2)
- FDA agreement to move directly into Phase 3 without additional dose-finding studies
- FDA agreement that a single 12-week study in SHTG would be sufficient demonstration of efficacy for SHTG indication
- FDA provided flexibility on additional patient safety data, providing potential for opportunity to further differentiate LYPDISO™ from existing prescription omega-3s

MATINAS BIOPHARMA

LYPDISO™ Development Timeline



ACTIVITY
2019
2020
2021
2022
IND Reactivation
90 day tox
Complete
Phase 1 Comparative PK/BA vs Lovaza®
FPI
Complete
ENHANCE-IT Head-to-Head PD vs Vascepa®
FPI
Topline
EOP2 Meeting with FDA
AMPLIFY Phase 3 SHTG (≥ 500mg/dL) 12 Week, Global, placebo control, n=300
FPI
Complete
Topline
NDA Submission
2023

Expanding Intellectual Property Portfolio

22
PATENT APPLICATIONS

Additional IP to be developed as clinical development plan progresses

2
ORANGE BOOK-LISTABLE U.S. PATENTS ISSUED, EXTEND TO 2033

Q4 2014: US Patent No. 8,906,964

Q3 2018: US Patent No. 10,058,521

4 additional U.S. patent applications pending

NCE
EXCLUSIVITY

The active moiety of LYPDISO™ is the entire mixture of omega-3 ingredients representing a single active ingredient, which makes LYPDISO eligible for 5-year NCE exclusivity.

MATINAS BIOPHARMA

Lipid NanoCrystal Platform

Targeted, Well-Tolerated Intracellular Delivery



MATINAS BIOPHARMA

LNC Platform Enables a Paradigm-Shift in Intracellular Drug Delivery

Matinas' LNC Platform comprises highly efficient, fusogenic and non-toxic drug formulations



FLEXIBLE ADMINISTRATION

- Oral
- Intramuscular
- Intravenous
- Intranasal



PHYSIOLOGICALLY TARGETS ACTIVATED CELLS

- No evidence of immunogenicity
- Enters cells through non-destructive membrane fusion
- Delivers high tissue concentrations of drug with low plasma levels
- Reduced toxicity of drugs
- Ability to deliver a broad range of molecules (e.g., small molecules, nucleic acid polymers, vaccines)
- Demonstrated ability to cross blood-brain barrier in animal models
- Validated in multiple clinical and pre-clinical studies

MATINAS BIOPHARMA

LNC Platform Also Enables a Paradigm-Shift in Drug Delivery Pharmacokinetics

Traditional Model of Drug Delivery


Free Drug
Macrophage

- Elevated drug levels in plasma generally required
- Relatively low percentage of circulating drug enters the cell
- Difficult to safely and effectively treat intracellular targets
- Elevated drug levels can often result in nonspecific toxicity

LNC Model of Drug Delivery
"Immune-Mediated Targeting"


Drug LNC
Free Drug
Macrophage

- LNCs keep active drug out of the blood, resulting in less toxicity
- LNCs are preferentially taken up by "activated" cells, i.e., macrophages, neutrophils, dendritic cells
- Low intracellular calcium concentration causes LNCs to open and release drug cargo inside cell
- Activated cells migrate to infected/inflamed tissues, allowing LNCs to 'use' the immune system to efficiently deliver drug to target, even across the blood-brain barrier – "***Trojan Horse Effect***"

Lipid NanoCrystals are *not* Liposomes or Lipid Nano-Particles

Liposomes vs. LNCs



Liposome
Polar Head Group
Hydrophobic ACYL Chains
Cochleate
Fluid, Pliable Bilayer
Internal Aqueous Space
Stable Membrane-Resists Fusion
Rigid, Solid Bilayers
No Internal Aqueous Space
Membrane Fusion Intermediate

Gould-Fogerite S *et al.* ***Adv Drug Del Rev*** 1998; 32: 273-87



Calcium
PS* Bilayer
Drug
* Phosphatidylserine

LNCs

+ Multiple routes of administration
+ Rigid, solid multilayered membrane
+ Non-aqueous interior
+ Resists environmental attack
+ Non-toxic
+ Generally stable at room temperature



LNPs

- No oral administration
- Fluid membrane
- Induce membrane destruction
- Can induce immunogenicity and toxicity
- Difficult to achieve room temperature stable formulations

MATINAS BIOPHARMA



MAT2203

Oral Amphotericin B

MATINAS BIOPHARMA

Invasive Fungal Infections Represent an Urgent Growing Global Need


Global Invasive fungal infection market value in 2018
~$6B
Potential for significant Amphotericin B market expansion
Global Amphotericin B sales in. 2018
~$800M

- Invasive fungal infections are an urgent and largely overlooked global problem due to increasing use of immunosuppressive therapies, and growing resistance to current anti-fungal therapies due to lack of recent innovation.
- Amphotericin B is the gold standard broad spectrum antifungal treatment but has inconvenient IV administration and significant toxicity that limit its use in prophylaxis and maintenance settings.
- Amphotericin B sales ~$800M globally despite toxicity and management of associated AE's accounting for up to 85% of cost of hospital stay.
- **A safer and more convenient amphotericin B would be a game-changer in the fight against invasive fungal infections.**

MATINAS BIOPHARMA

MAT2203: A Novel Approach with a Proven Therapeutic

MAT2203

- Oral amphotericin B formulation utilizing LNCs
- Being developed with support from the NIH
- Proprietary formulation with robust intellectual property protection
- Potential to expand use into larger prophylaxis and maintenance settings

IMPROVED PROFILE

- LNC formulation enables oral administration and bioavailability
- Preclinical evidence of ability to cross the blood-brain barrier with an oral therapy
- Improved Toxicity with no drug-related serious adverse events reported to date

BIG POTENTIAL

- Potential to become the preferred antifungal agent for treatment of cryptococcal meningitis and other invasive fungal infections
- Potential to cross the blood-brain barrier with an oral therapy
- Orphan Drug Designation + 4 QIDP and Fast Track Designations
- Up to 12 years marketing exclusivity, if approved

MAT2203: Preclinical Studies in a Mouse Model of Cryptococcal *Meningoencephalitis*

- MAT2203 LNCs tagged with rhodamine and dosed orally
- Crypto-positive, MAT2203 treated mice show fluorescence of LNCs at site of crypto infection
- Crypto-negative, MAT2203 treated mice show no fluorescence
- MAT2203 untreated mice show no fluorescence in both crypto-positive and negative
- **Supports immune-mediated delivery thesis that LNCs are preferentially taken up by activated cells and delivered to sites of infection/inflammation**

Brain localization of fluorescent LNC after oral dosing


1000x
DIC
RFP
merge
MAT2203 untreated
N=1
Crypto (-)
N=1
Crypto (+)
MAT2203 treated
N=2
Crypto (+)
N=2
Crypto (-)

EnACT Study: Encochleated Oral Amphotericin for Cryptococcal Meningitis



RATIONALE

- Traditional amphotericin B given intravenously (IV AMB) has common and substantial toxicities resulting in serious adverse events or patients having to switch medications.
- MAT2203 has demonstrated oral bioavailability, efficacy in animal models, and minimal toxicity due to targeted drug delivery to macrophages where cryptococcus yeast reside.
- An all-oral induction therapy regimen with MAT2203 would represent a **substantial** advancement in the management of invasive fungal disease and MAT2203 would also allow for transition from IV therapy in the hospital to MAT2203 in an outpatient setting.

PHASE 1 of EnACT

- Multiple ascending doses of MAT2203 to HIV infected patients without active cryptococcal meningitis to test safety and tolerability
- Completed Q1 2020
- Determined optimal tolerated dose to move into Phase 2, which commenced in July 2020.

MATINAS BIOPHARMA

EnACT: Phase 2 in HIV Patients with Cryptococcal Meningitis


COMPLETED
INDUCTION THERAPY (2 WEEKS)
EARLY MAINTENANCE THERAPY W/MAT2203 (4 WEEKS)
Cohort 1 n=10
IV Ampho 5 days
MAT2203: 9 days
MAT2203: 4 weeks
Cohort 2 n=40
IV Ampho 2 days
MAT2203: 12 days
MAT2203: 4 weeks
Cohort 3 n=10
MAT2203: 5 days
IV Ampho: 9 days
MAT2203: 4 weeks
Cohort 4 n=40
MAT2203: 2 weeks
MAT2203: 4 weeks

Each Cohort will have a control arm of patients of varying size receiving SOC:

IV AMB + 5-FC during induction and fluconazole during maintenance therapy

PROTOCOL DETAILS

- Open-label, sequential-cohort study assessing safety, tolerability and efficacy of MAT2203
- Assess MAT2203 as both induction and maintenance therapy
- Primary endpoint: Rate of CSF fungal clearance as measured over induction period of 2 weeks
- N=100 patients receiving MAT2203 + flucytosine (5-FC) in 4 stages of escalating durations of MAT2203 and decreasing duration of IV Amphotericin B (AMB)
- Safety and efficacy monitored throughout study by an independent Data Monitoring Committee
- All arms to receive 5-FC during induction therapy and fluconazole during maintenance therapy
- **Currently enrolling Cohort 2 following DSMB review of Cohort 1 safety and efficacy data and unanimous recommendation to proceed**



MAT2501

Oral Amikacin

MATINAS BIOPHARMA

MAT2501: A Better Amikacin

MAT2501

- Oral, LNC formulation of the broad-spectrum antibiotic Amikacin
- Initial indication in treatment of non-tuberculosis mycobacterium (NTM) infections
- Proprietary formulation with robust intellectual property protection
- Development to be accelerated with recent $3.75M Cystic Fibrosis Foundation grant

IMPROVED PROFILE

- LNC formulation enables oral administration and bioavailability
- Encouraging safety profile potentially eliminating oto- and nephro-toxicity
- Shown targeted delivery and efficacy in preclinical models of disseminated, pulmonary and biofilm NTM
- Activity against both Mycobacterium avium complex (MAC) and M. abscessus complex (MABC)

SIGNIFICANT UNMET NEED

- Potential to become the first oral aminoglycoside
- 80-90K US NTM patients; 40% refractory to treatment
- Potential use in acute, gram-negative infections
- Improvement over INSM's Arikayce® (inhaled amikacin) ~ $3.4B valuation

MATINAS BIOPHARMA

MAT2501: NTM Program Overview



Non-Tuberculosis Mycobacterium

- NTM organisms, widely present in the environment, are a frequent cause of challenging pulmonary infections, especially in patients with pre-existing inflammatory lung diseases such as cystic fibrosis
- Approximately 40-60% of patients have infections that are macrolide-resistant, and cure rates in these macrolide-resistant patients can be as low as 40-60%
- IV amikacin carries significant concomitant risk of both oto- and nephro-toxicity
- Inhaled amikacin (Arikayce®) has similar side effects and presents a challenge for absorption in CF patients with excessive pulmonary mucus

Preliminary Development Timeline

- **2021** – Preclinical PK and Tox studies
- **Q4 2021** – Single Ascending Dose Phase 1
- **2022** – Begin Phase 2 Program in CF patients with NTM infections

Driving Opportunities for Value-Added Partnerships

We are currently working with multiple strategic and research partners to expand potential successful applications of this LNC technology.

In January 2019, we collaborated with a top global pharmaceutical company to execute our first LNC platform research evaluation of oligonucleotides. Later in 2019, we entered collaborations with ViiV Healthcare and Genentech, a member of the Roche Group, to evaluate various molecules.

In November 2020, we announced a $3.75 million award from the Cystic Fibrosis Foundation to support preclinical development of MAT2501, focused on the treatment of nontuberculous mycobacterial (NTM) lung disease, including infections in patients with cystic fibrosis.

Finally, in December 2020, we announced a collaboration with the National Institute of Allergy & Infectious Disease (NIAID) to evaluate oral formulations of Gilead's antiviral drug remdesivir, used in the fight against COVID-19. Gilead will provide remdesivir and work with Matinas to evaluate the data from a series of planned preclinical studies with NIAID.

Management and Board of Directors

EXECUTIVE OFFICERS

Jerome D. Jabbour
Co-Founder, Chief Executive Officer

James J. Ferguson III, M.D., FACC, FAHA
Chief Medical Officer

Theresa Matkovits, Ph.D.
Chief Development Officer

Keith A. Kucinski, CPA, MBA
Chief Financial Officer

Raphael J. Mannino, Ph.D.
Chief Scientific Officer

Hui Liu, Ph.D., M.B.A.
Chief Technology Officer

BOARD OF DIRECTORS

Herbert Conrad
Chairman of the Board

Patrick G. LePore
Vice Chairman

Eric J. Ende, M.D., MBA
Director

Natasha Giordano
Director

James S. Scibetta
Director

Matthew A. Wikler, M.D., MBA FIDSA
Director

Jerome D. Jabbour
Director

MATINAS
BIOPHARMA

Key Catalysts Supporting Investment Thesis

	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021
LYPDISO™		ENHANCE-IT - Top Line Data		Phase 3 AMPLIFY study in SHTG –2H 2021	
MAT2203	EnACT- Cohort 1 Completed		EnACT - Cohort 2 DSMB Evaluation – Mid 2021		EnACT- Enroll Cohort 3
MAT2501	$3.75M Grant from CF Foundation for MAT2501 in NTM	Preclinical PK and Tox studies			Phase 1 – Single Ascending Dose
LNC Platform	Collaboration with NIAID on Gilead's remdesivir	Collaboration Progress Updates Throughout 2021			

MATINAS

BIOPHARMA



Corporate Presentation

ICR CONFERENCE 2021

(NYSE AMER: MTNB)